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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 24, 2000



                                 RES-CARE, INC.
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               (Exact Name of Registrant as specified in Charter)


    Kentucky                        0-20372                       61-0875371
---------------                   ------------               -------------------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)


10140 Linn Station Road, Louisville, Kentucky                       40223
(Address of principal executive offices)                          (Zip code)


                                 (502) 394-2100
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 4, 6, and 8 are not applicable and are omitted from this report.

Item 5.  Other Events

         On February 24, 2000, Res-Care, Inc. issued a press release to announce its fourth quarter and 1999 results. The release also reported that the Company had received a proposal to acquire all of the outstanding Res-Care shares from a management-led buyout group, which proposal was subsequently withdrawn. A copy of the press release is included as Exhibit 99 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (a) Financial Statements of Business Acquired.

                  Not Applicable.

         (b) Pro Forma Financial Information.

                  Not Applicable

         (c) Exhibits.

                  The following exhibit is filed with this Report on Form 8-K:

REGULATION S-K
EXHIBIT NUMBERS            EXHIBIT

      99          Press Release dated February 24, 2000


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       RES-CARE, INC.



Date: February  28, 2000               By /s/ Ronald G. Geary
                                          -------------------------
                                          Ronald G. Geary
                                          Chairman, CEO and President


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